Greenidge Generation Announces Termination of Agreement to Sell South Carolina Property

Pittsford, NY – August 25, 2025 – Greenidge Generation Holdings Inc. (Nasdaq: GREE) (“Greenidge” or the “Company”), a vertically integrated cryptocurrency datacenter and power generation company, today announced that on August 24, 2025, the Company received written notice from Data Journey LLC (“Data Journey”) exercising its right to terminate the Purchase and Sale Agreement, dated November 27, 2024 (as amended, the “Agreement”). Pursuant to the Agreement, the Company agreed to sell Data Journey two parcels containing approximately 152 acres of land located in Spartanburg, South Carolina (the “Property”), together with the power rights to the Property, for the purpose of constructing, developing and operating a data center facility (the “Project”), for $12.1 million in cash (the “Purchase Price”) and an 8% profit participation interest in the Project.

Pursuant to certain side letters to the Agreement, dated March 3 and July 10, 2025, between the Company and Data Journey, the parties agreed, among other things, to: (i) provide Data Journey an option to consummate the transaction, which was scheduled to expire on August 25, 2025 (the “Closing Deadline”); and (ii) allow the Company to (a) retain non-refundable deposits paid by Data Journey totaling $400,000, (b) continue marketing the property to other prospective purchasers, and (c) terminate the Agreement in its sole discretion at any time after the Closing Deadline.

Jordan Kovler, Chief Executive Officer, commented, “We will continue making the investments necessary to secure the Property’s long-term power rights and explore all opportunities to maximize value for Greenidge shareholders.”

About Greenidge Generation Holdings Inc.
Greenidge Generation Holdings Inc. (Nasdaq: GREE) is a vertically integrated power generation company, focusing on cryptocurrency mining, infrastructure development, engineering, procurement, construction management, operations and maintenance of sites.

Forward-Looking Statements
This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, statements regarding the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part I, Item 1A. “Risk Factors” of Greenidge’s Annual Report on Form 10-K for the year ended December 31, 2024, as may be amended from time to time, its subsequently filed Quarterly Reports on Form 10-Q and its other filings with the Securities and Exchange Commission. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and, unless otherwise required by U.S. federal securities laws, Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release.

Contacts
Investors
investorrelations@greenidge.com

Media
Longacre Square Partners
Kate Sylvester / Liz Shoemaker
646-386-0091
greenidge@longacresquare.com

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